EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF ZHANLING INTERNATIONAL LIMITED (FORMERLY KNOWN AS ODENZA CORP.)

In connection with the accompanying Quarterly Report on Form 10-Q of Zhanling International Ltd. (formerly known as Odenza Corp.) for the quarter ended June 30, 2022, the undersigned, Liang Zhao, President and Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors of Zhanling International Ltd. (formerly known as Odenza Corp.), does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of Odenza Corp.

Date: August 12, 2022	By:	/s/ Liang Zhao
Liang Zhao
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)